Filed Pursuant to Rule 497(b)

Registration File No. 033-89088

SPDR® S&P MIDCAP 400® ETF Trust

(“MDY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P MIDCAP 400® ETF Trust: NYSE Arca, Inc. under the symbol “MDY”

Prospectus Dated January 25, 2018

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2018 PDR Services LLC

“Standard & Poor’s®,” “S&P®,” “SPDR®,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400 IndexTM,” “S&P MidCap 400 IndexTM” and “Standard & Poor’s MidCap 400 Depositary ReceiptsTM” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

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SUMMARY

Investment Objective

SPDR® S&P MIDCAP 400® ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400® Index™ (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.10%
S&P License Fee	0.03%
Marketing	0.10%
Other Operating Expenses	0.01%

Total	0.24%

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily net asset value.

The Bank of New York Mellon, the trustee of the Trust (the “Trustee”), has voluntarily agreed to reduce its Trustee’s fee. Any fees waived by the Trustee may not be recouped by the Trustee in subsequent periods. The amount of the reduction will be equal to the daily Federal Funds Rate, as published in the Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

Growth of $10,000 Investment Since Inception(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, the Trustee adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 23.49% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P MidCap 400 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners to cure certain defects or as may be required by applicable laws. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Mid-Capitalization Companies Risk.    The companies in which the Trust invests are generally considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Trust’s Unit price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Trust to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The payable and reinvestment dates for distributions are on the last Business Day of April, July, October and January, the month following the declaration of distributions (see “Dividends and Distributions”). The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvestment price for the last income distribution made in the last calendar year shown below (i.e., 12/15/17) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/29/17), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/18). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 19.86% for the quarter ended September 30, 2009

Lowest Quarterly Return: -25.57% for the quarter ended December 31, 2008

Average Annual Total Returns* (for periods ending December 31, 2017)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	15.86%	14.65%	9.63%
Return After Taxes on Distributions	15.24%	14.04%	9.10%
Return After Taxes on Distributions and Redemption of Creation Units	8.96%	11.46%	7.62%
Index (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	9.97%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “MDY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units may be purchased on other trading markets or venues in addition to the Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P MIDCAP 400 INDEX

The Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industry groups. The four hundred (400) stocks comprised by the Index represented, as of December 31, 2017, approximately six and four tenths percent (6.4%) of the market value of the U.S. equities market. As of December 31, 2017, the five largest industry groups represented in the Index were: Capital Goods 10.85%; Banks 9.04%; Software & Services 7.87%; Materials 7.17%; and Technology Hardware & Equipment 6.51%. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1991 through 2017. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future. THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value* December 31, 1990 = 100	Change in Index for Calendar Year	Calendar Year-End Yield**
1990	100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	-5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	-1.64	1.05
2002	429.79	-15.45	1.21
2003	576.01	+34.02	1.08
2004	663.31	+15.16	1.08
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24
2007	858.20	+6.69	1.21
2008	538.28	-37.28	2.18
2009	726.67	+35.00	1.45
2010	907.25	+24.85	1.33
2011	879.16	-3.10	1.52
2012	1,020.43	+16.07	1.47
2013	1,342.53	+31.57	1.31
2014	1,452.44	+8.19	1.48
2015	1,398.58	-3.71	1.71
2016	1,660.58	+18.73	1.54
2017	1,900.57	+14.45	1.44

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although all distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which distributions are made. The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.”

Dividend Reinvestment Service

The Trust has made the Dividend Reinvestment Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Dividend Reinvestment Service; therefore, an interested investor may wish to contact his or her broker or other custodian to ascertain the availability of the Dividend Reinvestment Service. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Dividend Reinvestment Service.

Distributions reinvested in additional Units through the Dividend Reinvestment Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if such dividends had been received in cash.

The Trustee credits to the Trust cash equal to the net asset value of the Units issued to Beneficial Owners participating in reinvestment through the Dividend Reinvestment Service and generally applies the cash in the ordinary administration of the Trust to the acquisition of Index Securities in connection with portfolio deposits and portfolio rebalancing. The portion of the participating Beneficial Owners’ dividend distribution which exceeds the cash credited to the Trust in respect of the creation of Units is distributed, on a pro rata basis, to the participating Beneficial

Owners. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional Units with the cash from the distributions are an expense of the Trust.*

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including all acquisitions of securities relating to the Dividend Reinvestment Service. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

*	It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2017, the approximate amount of brokerage commissions incurred in implementing the Dividend Reinvestment Service was less than $.001 per Unit.

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2017 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. Amounts distributed and reinvested pursuant to the Dividend Reinvestment Service are treated as distributed for all purposes, including for purposes of the distribution requirement described above and the excise tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units pursuant to the Dividend Reinvestment Service. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units (including pursuant to the Dividend Reinvestment Service), or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments to certain foreign entities (including financial intermediaries) of dividends on Units and, for dispositions after December 31, 2018, on gross proceeds from the sale or other disposition made to a foreign entity unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of SPDR S&P MidCap 400 ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SPDR S&P MidCap 400 ETF Trust as of September 30, 2017, the results of its operations for each of the three years then ended, the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2018

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2017

(Unaudited)

Total Trust Assets:	$19,215,085,355

Trust Net Assets:	$18,830,377,327

Number of Units:	57,686,128

Fractional Undivided Interest in Trust Represented by each Unit:	1/57,686,128

Record Date:	Effective September 5, 2017, quarterly, on the first (1st) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:	From 0.10% to 0.14%, based on the net asset value of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.

Estimated Ordinary Operating Expenses of the Trust:	0.25% (inclusive of Trustee’s annual fee)

Net Asset Value per Unit (based on the value of the securities, other net assets of the Trust and number of Units outstanding):	$326.43

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:*	The first to occur of (i) April 27, 2120 or (ii) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

Discretionary Termination:	The Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation.

*	The Trust Agreement became effective and the initial deposit was made on April 27, 1995.

SPDR S&P MidCap 400 ETF Trust

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments in securities of unaffiliated issuers, at value (cost $19,382,232,660)	$18,777,765,558
Cash	138,977,325
Receivable from Units created	130,383,142
Dividend receivable	18,325,902
Receivable from securities sold	149,633,428

Total Assets	$19,215,085,355

Liabilities:
Payable for securities purchased	$254,692,877
Distribution payable	81,842,037
Payable for Units redeemed	24,481,991
Payable to Sponsor	17,737,515
Accrued Trustee fees	3,271,338
License fee payable	2,187,663
Other accrued expenses	494,607

Total liabilities	384,708,028

Net Assets	$18,830,377,327

Net assets presented by:
Interest in Unitholders (57,686,128 units of fractional undivided interest (Units) outstanding; unlimited units authorized)
Paid-in capital	$20,903,252,862
Distributions in excess of net investment income	(43,423,095)
Accumulated net realized loss on investments	(1,424,985,338)
Net unrealized depreciation of investments	(604,467,102)

Net Assets	$18,830,377,327

Units of beneficial interest outstanding, no par value, unlimited Units authorized:	57,686,128

Net asset value per Unit:	$326.43

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Operations

	Year Ended September 30,
	2017	2016	2015
Investment Income
Dividend income from unaffiliated issuers	$264,562,647	$260,595,192	$235,440,730

Expenses:
Printing and distributions expenses	19,650,949	17,898,568	18,586,056
Trustee fees and expenses	19,133,742	16,005,600	16,072,614
License fees	5,613,609	4,650,381	4,715,074
Legal fees	125,002	170,000	79,709
Audit fees	114,974	111,594	106,974
Other fees and expenses	145,895	121,123	129,370

Total expenses	44,784,171	38,957,266	39,689,797
Less: voluntary fee reduction by the Trustee (see Note 3)	(739,417)	(204,088)	(397,514)

Net expenses	44,044,754	38,753,178	39,292,283

Net Investment Income	$220,517,893	$221,842,014	$196,148,447

Realized and unrealized gains (losses) on investments of unaffiliated issuers:
Net realized losses	$(137,308,970)	$(427,716,335)	$(195,454,161)
Net realized gains from in-kind redemptions	1,763,132,843	1,193,675,327	1,741,542,129

Net realized gains	1,625,823,873	765,958,992	1,546,087,968

Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,033,301,746	1,153,929,850	(1,648,480,492)

Net realized and unrealized gains (losses) on investments and short sales	2,659,125,619	1,919,888,842	(102,392,524)

Net increase (decrease) in net assets resulting from operations	$2,879,643,512	$2,141,730,856	$93,755,923

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Changes in Net Assets

	Year Ended September 30,
	2017	2016	2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$220,517,893	$221,842,014	$196,148,447
Net realized gains on investments and in-kind redemptions	1,625,823,873	765,958,992	1,546,087,968
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,033,301,746	1,153,929,850	(1,648,480,492)

Net increase in net assets resulting from operations	2,879,643,512	2,141,730,856	93,755,923

Dividends and Distributions to Unitholders from:
Net investment income	(239,114,371)	(225,298,124)	(205,821,591)

Unitholder Transactions:
Proceeds from subscriptions of Units	15,346,405,991	24,239,786,617	23,315,782,316
Reinvestment of dividends and distributions	682,830	471,049	163,887
Less: Redemptions of Units	(16,352,971,553)	(23,195,470,152)	(22,799,472,207)

Increase (decrease) in net assets due to Unitholder transactions	(1,005,882,732)	1,044,787,514	516,473,996

Total increase	1,634,646,409	2,961,220,246	404,408,328

Net Assets
Beginning of year	17,195,730,918	14,234,510,672	13,830,102,344

End of year	$18,830,377,327	$17,195,730,918	$14,234,510,672

Distributions in excess of net investment income	$(43,423,095)	$(24,036,012)	$(19,307,629)

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Financial Highlights

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$282.20	$248.94	$249.39	$226.19	$180.07

Investment Operations:
Net investment income*	3.63	3.77	3.34	2.83	2.77
Net realized and unrealized gain (loss) on investments	44.56	33.27	(0.28)	23.10	46.06

Total from investment operations	48.19	37.04	3.06	25.93	48.83

Less Distributions from:
Net investment income	(3.96)	(3.78)	(3.51)	(2.73)	(2.71)

Net asset value, end of year	$326.43	$282.20	$248.94	$249.39	$226.19

Total investment return**	17.12%	14.97%	1.19%	11.45%	27.25%
Ratios and Supplemental Data
Net assets, end of year (000’s omitted)	$18,830,377	$17,195,731	$14,234,511	$13,830,102	$14,030,047
Ratio to average net assets:
Ratio of expenses to average net assets(1)	0.24%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets(1)	1.18%	1.43%	1.25%	1.15%	1.35%
Portfolio turnover rate(2)	23.45%	24.50%	22.28%	16.68%	13.58%

(1)	Net of voluntary fee reduction by the Trustee, if any. Before voluntary fee reduction by the Trustee, the net investment income and expenses to average net assets ratios would have been 1.18% and 0.24% for the year ended September 30, 2017, 1.43% and 0.25% for the year ended September 30, 2016, 1.25% and 0.25% for the year ended September 30, 2015, 1.15% and 0.25% for the year ended September 30, 2014, 1.35% and 0.25% for the year ended September 30, 2013. (See Note 3)

(2)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of Units.

*	Per Unit amounts have been calculated using the average share method.

**	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. It excludes the offset of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/or selling shares of the Trust in the secondary market.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 1 — Organization

SPDR® S&P MidCap 400® ETF Trust (the “Trust”) is a unit investment trust that issues securities called “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (the “Trustee”) and PDR Services LLC (the “Sponsor”), dated and executed as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended. Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 IndexTM (the “Index”).

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services Investment Companies.

Security Valuation — Trust securities are generally valued based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange deemed to be the principal market for the security or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not listed or, if so listed and the principal market for the securities is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 2 — Summary of Significant Accounting Policies – (continued)

current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market or (d) by any combination thereof.

The Trust follows the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2017 in valuing the Trust’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investment in Securities
Common Stocks	$18,777,765,558	$—	$—	$18,777,765,558

Total	$18,777,765,558	$—	$—	$18,777,765,558

Transfers between levels are recognized at the beginning of the reporting period.

There were no transfers between levels during the year ended September 30, 2017.

Investment Risk — The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that those changes could materially affect the amounts reported in the financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 2 — Summary of Significant Accounting Policies – (continued)

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the Index.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. The Trust records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates. If actual amounts are not available, then actual amounts of income, realized gain and return of capital may differ from the estimated amounts.

Distributions to Unitholders — The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually, unless offset by available capital loss carryforwards.

U.S. Federal Income Tax — For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 2 — Summary of Significant Accounting Policies – (continued)

“more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Trustee has reviewed the tax positions for the tax years subject to audit as of September 30, 2017, and has determined that no provision for income taxes is necessary for the year ended September 30, 2017. The tax returns of the Trust’s 2014, 2015 and 2016 tax years and the year ended September 30, 2017 remain subject to audit. The Trust has not recognized any tax liabilities relating to tax positions considered to be uncertain tax positions for the current year or prior years.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of large blocks of 25,000 Units (known as “Creation Units”), and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index. For these services, the Trustee receives a fee based on the following annual rates:

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $500,000,000*	0.14% per annum
$500,000,001 - $1,000,000,000*	0.12% per annum
$1,000,000,001 and above*	0.10% per annum

*	The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated.

The Trustee has voluntarily agreed to reduce its fee for the years ended September 30, 2017, 2016 and 2015 as disclosed in the Statements of Operations. The amount of the reduction equals the daily Federal Funds Rate, as published in the Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the Securities and Exchange Commission, dated January 18, 1995, the Sponsor is reimbursed by the Trust for certain expenses, to the extent such

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 3 — Transactions with the Trustee and Sponsor – (continued)

expenses do not exceed 0.30% per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses reimbursed to the Sponsor for the years ended September 30, 2017, 2016 and 2015 did not exceed 0.30% per annum.

Note 4 — Trust Transactions in Units

Transactions in Trust Units were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Units	Amount	Units	Amount
Units sold	49,975,346	$15,346,405,991	93,075,589	$24,239,786,617
Dividend reinvestment Units issued	2,306	682,830	1,731	471,049
Units redeemed	(53,225,000)	(16,352,971,553)	(89,325,000)	(23,195,470,152)

Net increase/(decrease)	(3,247,348)	$(1,005,882,732)	3,752,320	$1,044,787,514

	Year Ended September 30, 2015
	Units	Amount
Units sold	88,975,000	$23,315,782,316
Dividend reinvestment Units issued	1,290	163,887
Units redeemed	(87,250,000)	(22,799,472,207)

Net increase	1,726,290	$516,473,996

Except under the Trust’s dividend reinvestment plan, Units are issued and redeemed by the Trust for authorized participants only in Creation Units. Such transactions are permitted only on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”) is non-refundable, regardless of the net asset value of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day. During the year ended September 30, 2017, the Trustee earned $1,101,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify its

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 4 — Trust Transactions in Units – (continued)

transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the year ended September 30, 2017.

At September 30, 2017, the Trustee and its affiliates held $2,530,020,197 or 13.44% of fractional undivided interest in the Trust.

Note 5 — Investment Transactions

For the year ended September 30, 2017, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $15,284,340,229, $16,286,474,119, $4,381,522,037, and $4,375,036,462, respectively.

Note 6 — U.S. Federal Income Tax Status

The following details the distributions and net distributable earnings as of September 30, 2017. The components of distributable earnings for tax purposes differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, distribution payable, post-October losses deferred and amortization of license fees.

The tax composition of dividends paid during the years ending September 30, 2017, September 30, 2016 and September 30, 2015 was ordinary income.

At September 30, 2017, the Trust’s cost of investments for federal income tax purposes and unrealized appreciation (depreciation) was as follows:

Cost of investments for federal income tax purposes	$19,467,499,491

Gross unrealized appreciation	$1,160,348,755
Gross unrealized depreciation	(1,850,082,688)

Net unrealized depreciation	$(689,733,933)

Distributable earnings, ordinary income	$65,299,229

Capital loss carryforwards expiring:
9/30/2018	$709,669,042

Short-term capital loss carryforwards (no expiration):	$4,183,020

Long Term Losses (no expiration):	$54,235,642

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses from Trust fiscal

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 6 — U.S. Federal Income Tax Status – (continued)

years ending on or after September 30, 2012 can be carried forward for an unlimited period, but capital losses with an expiration period (i.e., capital losses from Trust fiscal years ending on or before September 30, 2011) may not be used to offset capital gains until all net capital losses without an expiration date (i.e., capital losses from Trust fiscal years ending on or after September 30, 2012) have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

During the year ended September 30, 2017, $61,228,567 of capital loss carryforwards expired. To the extent that capital losses are used to offset future capital gains, it is probable that the offset gains will not be distributed to Unitholders.

At September 30, 2017, the Trust deferred $571,630,803 of capital losses arising subsequent to October 31, 2016. For tax purposes, such losses will be reflected in the year ending September 30, 2018.

As of September 30, 2017, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions, expired capital loss carryforwards and distributions received from REITs. To reflect reclassifications arising from these differences, distributions in excess of net investment income were increased by $790,605, accumulated net realized loss on investments were increased by $1,548,248,102 and paid-in capital was increased by $1,549,038,707.

Note 7 — Representations and Indemnifications

In the normal course of business, the Trustee or the Sponsor, on behalf of the Trust, may enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims which may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8 — Related Party Transactions

From 1999 until April 1, 2014, the Trustee directed all portfolio securities transactions for the Trust to BNY ConvergExecution Solutions, LLC (“ConvergEx”), an affiliate of the Trustee. During the fiscal year ended September 30, 2014 the Trust paid $882,665 in commissions on trades to ConvergEx. During the period from April 1, 2014 through September 30, 2017, the Trustee used BNY Mellon Capital Markets, LLC (“BNYMellon CM”), an indirect-wholly-owned subsidiary of The Bank of

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 8 — Related Party Transactions – (continued)

New York Mellon Corporation, to execute some brokerage transactions for the Trust. During the fiscal years ended September 30, 2017, 2016 and 2015, the Trust paid $975,074, $853,328 and $752,801 in commissions to BNYMellon CM, respectively.

Note 9 — License Agreement and Distribution Expenses

A license agreement between State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and S&P (the “License Agreement”) grants SSGA FD a license to use the Index as a basis for determining the composition of the portfolio of all the common stocks of the Index. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of Units.

Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended beyond such date without the consent of any of the owners of Units.

In addition, the following distribution expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust. These distribution expenses are presented on the Trust’s Statements of Operations.

Note 10 — Subsequent Event

The Trustee has evaluated the impact of all subsequent events of the Trust through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2017

Note 11 — Pending Litigation

The Trust and multiple other unrelated institutions and individuals had been named as defendants in an adversary proceeding pending in the U.S. Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609; the “Creditor Trust Action”). In addition, two separate adversary proceedings had been brought in the same Bankruptcy Court against putative defendant classes (Weisfelner, as Trustee of the LB Litigation Trust v. Hofman, at al., Adv. Pro. No. 10-05525; the “Litigation Trust Action”; Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, et al., Adv. Pro. No. 12-1570; the “Reichman Actions” and, collectively with the Creditor Trust Action and the Litigation Trust Action, the “Shareholder Actions”); the Trust had not been specifically named in these putative class actions.

In the Shareholder Actions, plaintiffs had alleged that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. (“Basell”) in a cash-out merger (the “Merger”) in December 2007 constituted constructive and/or intentional “fraudulent transfers” under applicable law, and sought to recover from the former Lyondell shareholders the merger consideration received for their shares. The Creditor Trust Action and Reichman Actions asserted state law claims for both intentional and constructive fraudulent transfer, while the Litigation Trust Action asserted a single federal law claim for intentional fraudulent transfer.

On April 21, 2017, following a trial in a companion litigation brought by the Trustee of the other purchasers involved in the Merger (the “Action”), the Bankruptcy Court granted judgment for the defendants on the intentional and constructive fraudulent transfer claims, concluding that plaintiff had not established that the Merger left Lyondell insolvent or that Lyondell’s CEO intended the merger to hinder, delay or defraud Lyondell’s creditors. Given that the Bankruptcy Court’s findings of fact in the companion litigation appeared inconsistent with plaintiffs’ allegations in the Shareholder Actions, and that plaintiffs would therefore likely be precluded from re-litigating these issues in the Shareholder Actions, plaintiffs agreed to dismiss these lawsuits.

Accordingly, on September 5, 2017, the Bankruptcy Court dismissed all three Shareholder Actions, with prejudice, and against all named and unnamed defendants. Plaintiffs consented to these dismissals, and these litigations have therefore now concluded.

TAX INFORMATION

(Unaudited)

For U.S. federal income tax purposes, the percentage of Trust distributions that qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2017 is 100%.

For the fiscal year ended September 30, 2017, all dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate shareholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2017

SPDR S&P MidCap 400 ETF Trust

Frequency Distribution of Discounts and Premiums

Bid/Ask Price vs. Net Asset Value (NAV)

(Unaudited)

Five Year Period Ending 9/30/2017

Premium/Discount Range	Number of Trading Days	Percentage of Total Trading Days
Greater than 0.25%	0	0.00%
Between zero and 0.25%	636	50.56%
Bid/Ask Price Equal to NAV	8	0.63%
Between zero and -0.25%	614	48.81%
Less than -0.25%	0	0.00%

Total:	1,258	100.00%

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)(2)

From Inception to 9/30/17 (Unaudited)

Cumulative Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	17.12%	93.15%	129.74%	1,121.50%
Return Based on Bid/Ask Price	17.05%	93.25%	129.44%	1,121.13%
S&P MidCap 400 Index	17.12%	93.15%	129.74%	1,121.50%

Annualized Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	17.12%	14.07%	8.67%	11.81%
Return Based on Bid/Ask Price	17.05%	14.08%	8.66%	11.80%
S&P MidCap 400 Index	17.12%	14.07%	8.67%	11.81%

(1)	Since December 1, 2008 the Bid/Ask Price was the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV was calculated. From April 1, 2001 to November 28, 2008, the Bid/Ask Price was the midpoint of the Bid/Ask price on NYSE Amex (formerly the American Stock Exchange and now NYSE MKT), ordinarily 4:00 p.m. Prior to April 1, 2001, the Bid/Ask Price was the midpoint of the Bid/Ask price on the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.
(2)	The Cumulative and Annualized Total Return for the Trust and the Index are calculated from the Trust’s inception date of April 27, 1995.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments

September 30, 2017

Common Stock	Shares	Value

3D Systems Corp.*	1,272,409	$17,037,556
Aaron’s, Inc.	695,845	30,359,717
ABIOMED, Inc.*	468,411	78,974,095
Acadia Healthcare Co., Inc.*	913,194	43,614,145
ACI Worldwide, Inc.*	1,319,713	30,063,062
Acxiom Corp.*	890,432	21,940,244
Adtalem Global Education, Inc.	694,012	24,880,330
AECOM*	1,752,033	64,492,334
AGCO Corp.	737,245	54,386,563
Akorn, Inc.*	1,047,434	34,764,335
Alexander & Baldwin, Inc.	516,641	23,935,977
Alleghany Corp.*	172,608	95,626,558
Allegheny Technologies, Inc.*	1,217,280	29,092,992
Allscripts Healthcare Solutions, Inc.*	2,019,246	28,733,871
AMC Networks, Inc., Class A*	582,266	34,045,093
American Campus Communities, Inc.	1,525,255	67,340,008
American Eagle Outfitters, Inc.	1,880,446	26,890,377
American Financial Group, Inc.	767,599	79,408,117
AptarGroup, Inc.	701,255	60,525,319
Aqua America, Inc.	1,986,152	65,920,385
ARRIS International PLC*	1,973,442	56,223,362
Arrow Electronics, Inc.*	986,759	79,345,291
Ashland Global Holdings, Inc.	697,656	45,619,726
Aspen Insurance Holdings Ltd.	669,056	27,029,863
Associated Banc-Corp.	1,692,018	41,031,437
Atmos Energy Corp.	1,185,820	99,419,149
AutoNation, Inc.*	729,888	34,640,484
Avis Budget Group, Inc.*	813,168	30,949,174
Avnet, Inc.	1,375,857	54,071,180
Avon Products, Inc.*	4,918,652	11,460,459
BancorpSouth, Inc.	946,467	30,334,268
Bank of Hawaii Corp.	476,895	39,753,968
Bank of the Ozarks	1,357,612	65,233,257
Bed Bath & Beyond, Inc.	1,611,253	37,816,108
Belden, Inc.	472,905	38,083,040
Bemis Co., Inc.	1,015,202	46,262,755
Big Lots, Inc.	494,290	26,479,115
Bio-Rad Laboratories, Inc., Class A*	224,863	49,969,056
Bio-Techne Corp.	417,385	50,457,673
Bioverativ, Inc.*	1,209,232	69,010,870
Black Hills Corp.	597,862	41,174,756
Blackbaud, Inc.	537,324	47,177,047
Boston Beer Co., Inc., Class A*	99,716	15,575,639
Brinker International, Inc.	547,049	17,428,981
Brink’s Co.	564,379	47,548,931
Broadridge Financial Solutions, Inc.	1,302,192	105,243,157
Brocade Communications Systems, Inc.	4,625,679	55,276,864
Brown & Brown, Inc.	1,297,362	62,519,875
Brunswick Corp.	991,891	55,516,139
Buffalo Wild Wings, Inc.*	173,291	18,316,859
Cable One, Inc.	52,434	37,863,640
Cabot Corp.	695,722	38,821,288
CalAtlantic Group, Inc.	850,141	31,140,665
Callon Petroleum Co.*	2,247,644	25,263,518
Camden Property Trust	1,033,235	94,489,341
Carlisle Cos., Inc.	706,264	70,831,217
Carpenter Technology Corp.	522,756	25,107,970
Cars.com, Inc.*	800,175	21,292,657
Carter’s, Inc.	534,786	52,810,117
Casey’s General Stores, Inc.	427,501	46,789,984

Common Stock	Shares	Value

Catalent, Inc.*	1,468,551	$58,624,556
Cathay General Bancorp	849,033	34,131,127
CDK Global, Inc.	1,472,542	92,902,675
Charles River Laboratories International, Inc.*	. 532,102	57,477,658
Cheesecake Factory, Inc.	488,758	20,586,487
Chemical Financial Corp.	795,393	41,567,238
Chemours Co.	2,066,081	104,564,359
Churchill Downs, Inc.	144,703	29,837,759
Ciena Corp.*	1,584,971	34,821,813
Cinemark Holdings, Inc.	1,184,925	42,906,134
Cirrus Logic, Inc.*	713,307	38,033,530
Clean Harbors, Inc.*	581,472	32,969,463
CNO Financial Group, Inc.	1,889,669	44,104,874
Cognex Corp.	967,878	106,737,586
Coherent, Inc.*	275,374	64,759,703
Commerce Bancshares, Inc.	999,763	57,756,309
Commercial Metals Co.	1,294,413	24,632,679
CommVault Systems, Inc.*	473,260	28,774,208
Compass Minerals International, Inc.	378,143	24,541,480
CONSOL Energy, Inc.*	2,314,758	39,212,000
Convergys Corp.	1,042,872	26,999,957
Cooper Tire & Rubber Co.	583,475	21,821,965
Copart, Inc.*	2,240,343	77,000,589
Core Laboratories NV	493,151	48,674,004
CoreCivic, Inc.	1,321,244	35,369,702
CoreLogic, Inc.*	946,300	43,737,986
CoreSite Realty Corp.	382,267	42,775,677
Corporate Office Properties Trust	1,112,043	36,508,372
Cousins Properties, Inc.	4,695,530	43,856,250
Cracker Barrel Old Country Store, Inc.	268,801	40,755,608
Crane Co.	566,391	45,305,616
Cree, Inc.*	1,092,122	30,786,919
Cullen/Frost Bankers, Inc.	653,461	62,026,518
Curtiss-Wright Corp.	493,465	51,586,831
Cypress Semiconductor Corp.	3,717,222	55,832,675
CyrusOne, Inc.	1,020,648	60,146,787
Dana, Inc.	1,617,558	45,226,921
DCT Industrial Trust, Inc.	1,040,614	60,272,362
Dean Foods Co.	1,016,433	11,058,791
Deckers Outdoor Corp.*	357,751	24,473,746
Deluxe Corp.	540,598	39,442,030
Diamond Offshore Drilling, Inc.*	721,056	10,455,312
Dick’s Sporting Goods, Inc.	946,445	25,563,480
Diebold Nixdorf, Inc.	844,214	19,290,290
Dillard’s, Inc., Class A	234,881	13,169,778
Domino’s Pizza, Inc.	539,493	107,116,335
Domtar Corp.	699,746	30,361,979
Donaldson Co., Inc.	1,465,532	67,326,540
Douglas Emmett, Inc.	1,711,696	67,475,056
Dril-Quip, Inc.*	423,029	18,676,730
DST Systems, Inc.	676,491	37,125,826
Dun & Bradstreet Corp.	413,181	48,098,400
Dunkin’ Brands Group, Inc.	1,008,897	53,552,253
Dycom Industries, Inc.*	347,464	29,840,209
Eagle Materials, Inc.	542,207	57,853,487
East West Bancorp, Inc.	1,615,333	96,564,606
Eaton Vance Corp.	1,285,502	63,465,234
Edgewell Personal Care Co.*	636,936	46,349,833
Education Realty Trust, Inc.	818,334	29,402,740
EMCOR Group, Inc.	661,624	45,903,473

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2017

Common Stock	Shares	Value

Endo International PLC*	2,246,771	$19,243,593
Energen Corp.*	1,086,665	59,418,842
Energizer Holdings, Inc.	691,295	31,834,135
EnerSys	485,223	33,562,875
Ensco PLC, Class A	3,397,317	20,281,983
EPR Properties	716,484	49,967,594
Esterline Technologies Corp.*	294,907	26,585,866
FactSet Research Systems, Inc.	438,571	78,991,023
Fair Isaac Corp.	342,443	48,113,241
Federated Investors, Inc., Class B	1,066,116	31,663,645
First American Financial Corp.	1,237,862	61,855,964
First Horizon National Corp.	2,617,758	50,130,065
First Industrial Realty Trust, Inc.	1,339,870	40,316,689
First Solar, Inc.*	910,555	41,776,263
Flowers Foods, Inc.	2,059,627	38,741,584
FNB Corp.	3,613,695	50,700,141
Fortinet, Inc.*	1,689,905	60,566,195
Frontier Communications Corp.	878,058	10,352,303
Fulton Financial Corp.	1,955,843	36,672,056
GameStop Corp., Class A	1,132,133	23,389,868
GATX Corp.	432,667	26,634,980
Genesee & Wyoming, Inc., Class A*	687,839	50,906,964
Gentex Corp.	3,192,443	63,210,371
Genworth Financial, Inc., Class A*	5,580,430	21,484,655
Geo Group, Inc.	1,386,681	37,301,719
Globus Medical, Inc., Class A*	807,230	23,990,876
Graco, Inc.	626,036	77,434,393
Graham Holdings Co., Class B	51,731	30,267,808
Granite Construction, Inc.	445,425	25,812,379
Great Plains Energy, Inc.	2,411,051	73,054,845
Greif, Inc., Class A	288,837	16,908,518
Gulfport Energy Corp.*	1,839,695	26,381,226
Hain Celestial Group, Inc.*	1,159,333	47,706,553
Halyard Health, Inc.*	523,136	23,556,814
Hancock Holding Co.	947,427	45,902,839
Hanover Insurance Group, Inc.	473,842	45,929,505
Hawaiian Electric Industries, Inc.	1,216,220	40,585,262
Healthcare Realty Trust, Inc.	1,384,031	44,759,563
HealthSouth Corp.	1,103,861	51,163,958
Helen of Troy Ltd.*	304,377	29,494,131
Herman Miller, Inc.	668,600	24,002,740
Highwoods Properties, Inc.	1,154,182	60,121,341
Hill-Rom Holdings, Inc.	736,551	54,504,774
HNI Corp.	492,961	20,443,093
HollyFrontier Corp.	1,981,983	71,291,929
Home BancShares, Inc.	1,766,937	44,562,151
Hospitality Properties Trust	1,836,519	52,322,426
HSN, Inc.	357,281	13,951,823
Hubbell, Inc.	611,569	70,954,235
Huntington Ingalls Industries, Inc.	507,661	114,954,757
IDACORP, Inc.	563,372	49,537,300
IDEX Corp.	854,445	103,789,435
ILG, Inc.	1,187,060	31,730,114
INC Research Holdings, Inc., Class A*	628,440	32,867,412
Ingredion, Inc.	801,395	96,680,293
Integrated Device Technology, Inc.*	1,491,918	39,655,181
InterDigital, Inc.	388,068	28,620,015
International Bancshares Corp.	605,555	24,282,756

Common Stock	Shares	Value

International Speedway Corp., Class A	279,244	$10,052,784
IPG Photonics Corp.*	421,241	77,954,859
ITT, Inc.	983,843	43,554,729
j2 Global, Inc.	540,397	39,924,530
Jabil, Inc.	2,003,942	57,212,544
Jack Henry & Associates, Inc.	865,759	88,991,368
Jack in the Box, Inc.	328,961	33,527,705
Janus Henderson Group PLC	2,016,574	70,257,438
JBG SMITH Properties*	1,043,981	35,714,590
JetBlue Airways Corp.*	3,677,144	68,137,478
John Wiley & Sons, Inc., Class A	498,217	26,654,609
Jones Lang LaSalle, Inc.	506,847	62,595,604
KB Home	931,709	22,472,821
KBR, Inc.	1,563,862	27,961,852
Kemper Corp.	544,969	28,883,357
Kennametal, Inc.	901,925	36,383,655
Keysight Technologies, Inc.*	2,072,419	86,336,975
Kilroy Realty Corp.	1,099,722	78,212,229
Kirby Corp.*	600,758	39,619,990
KLX, Inc.*	574,921	30,430,569
Knight-Swift Transportation Holdings, Inc.*	1,427,051	59,293,969
Knowles Corp.*	999,651	15,264,671
Lamar Advertising Co., Class A	934,807	64,062,324
Lamb Weston Holdings, Inc.	1,634,195	76,627,403
Lancaster Colony Corp.	217,886	26,172,466
Landstar System, Inc.	468,721	46,708,048
LaSalle Hotel Properties	1,265,790	36,733,226
Legg Mason, Inc.	973,187	38,255,981
Leidos Holdings, Inc.	1,589,084	94,105,555
Lennox International, Inc.	424,439	75,961,848
Liberty Property Trust	1,647,009	67,626,190
Life Storage, Inc.	520,598	42,590,123
LifePoint Health, Inc.*	448,497	25,967,977
Lincoln Electric Holdings, Inc.	692,635	63,500,777
Littelfuse, Inc.	253,933	49,740,396
LivaNova PLC*	484,764	33,962,566
Live Nation Entertainment, Inc.*	1,497,999	65,237,857
LogMeIn, Inc.	588,985	64,817,799
Louisiana-Pacific Corp.*	1,618,834	43,838,025
Mack-Cali Realty Corp.	1,004,470	23,815,984
Mallinckrodt PLC*	1,086,463	40,601,122
Manhattan Associates, Inc.*	770,605	32,034,050
ManpowerGroup, Inc.	746,088	87,904,088
MarketAxess Holdings, Inc.	420,211	77,533,131
Masimo Corp.*	534,238	46,243,641
Matador Resources Co.*	996,889	27,065,536
MAXIMUS, Inc.	725,237	46,777,786
MB Financial, Inc.	937,255	42,195,220
MDU Resources Group, Inc.	2,183,504	56,661,928
Medical Properties Trust, Inc.	4,070,467	53,445,232
Medidata Solutions, Inc.*	654,076	51,057,173
MEDNAX, Inc.*	1,046,105	45,108,048
Mercury General Corp.	408,128	23,136,777
Meredith Corp.	441,342	24,494,481
Michaels Cos., Inc.*	1,234,286	26,500,120
Microsemi Corp.*	1,291,024	66,461,916
Minerals Technologies, Inc.	392,342	27,718,962
Molina Healthcare, Inc.*	491,707	33,809,773
Monolithic Power Systems, Inc.	425,657	45,353,753
MSA Safety, Inc.	379,964	30,210,938
MSC Industrial Direct Co., Inc., Class A	504,241	38,105,492

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2017

Common Stock	Shares	Value

MSCI, Inc.	1,006,863	$117,702,284
Murphy Oil Corp.	1,813,611	48,169,508
Murphy USA, Inc.*	374,843	25,864,167
Nabors Industries Ltd.	3,195,261	25,785,756
National Fuel Gas Co.	955,982	54,118,141
National Instruments Corp.	1,196,306	50,448,224
National Retail Properties, Inc.	1,668,427	69,506,669
NCR Corp.*	1,358,373	50,966,155
NetScout Systems, Inc.*	1,001,036	32,383,514
New Jersey Resources Corp.	967,509	40,780,505
New York Community Bancorp, Inc.	5,467,634	70,477,802
New York Times Co., Class A	1,405,420	27,546,232
NewMarket Corp.	103,359	44,005,094
Nordson Corp.	567,597	67,260,244
NorthWestern Corp.	541,908	30,856,242
NOW, Inc.*	1,203,730	16,623,511
Nu Skin Enterprises, Inc., Class A	556,373	34,205,812
NuVasive, Inc.*	567,989	31,500,670
NVR, Inc.*	38,929	111,142,295
Oceaneering International, Inc.	1,098,661	28,861,824
Office Depot, Inc.	5,795,792	26,312,895
OGE Energy Corp.	2,232,695	80,444,001
Old Dominion Freight Line, Inc.	764,490	84,177,994
Old Republic International Corp.	2,741,677	53,983,620
Olin Corp.	1,858,769	63,662,838
Omega Healthcare Investors, Inc.	2,205,158	70,366,592
ONE Gas, Inc.	584,368	43,032,859
Orbital ATK, Inc.	644,058	85,762,763
Oshkosh Corp.	836,591	69,052,222
Owens & Minor, Inc.	684,509	19,987,663
Owens-Illinois, Inc.*	1,820,957	45,815,278
PacWest Bancorp	1,342,139	67,791,440
Papa John’s International, Inc.	297,210	21,717,135
Patterson-UTI Energy, Inc.	2,385,258	49,947,303
PBF Energy, Inc., Class A	1,226,313	33,858,502
Pinnacle Financial Partners, Inc.	824,695	55,213,330
Pitney Bowes, Inc.	2,087,108	29,240,383
Plantronics, Inc.	375,728	16,614,692
PNM Resources, Inc.	890,533	35,888,480
Polaris Industries, Inc.	650,452	68,056,793
PolyOne Corp.	914,437	36,604,914
Pool Corp.	460,875	49,852,849
Post Holdings, Inc.*	739,638	65,287,846
Potlatch Corp.	454,010	23,154,510
Prestige Brands Holdings, Inc.*	592,542	29,680,429
Primerica, Inc.	501,826	40,923,910
Prosperity Bancshares, Inc.	776,890	51,064,980
PTC, Inc.*	1,292,501	72,741,956
QEP Resources, Inc.*	2,688,840	23,043,359
Quality Care Properties, Inc.*	1,048,797	16,256,353
Rayonier, Inc.	1,441,116	41,633,842
Regal Beloit Corp.	498,594	39,388,926
Reinsurance Group of America, Inc.	721,045	100,607,409
Reliance Steel & Aluminum Co.	815,068	62,083,730
RenaissanceRe Holdings Ltd.	450,353	60,860,705
Rollins, Inc.	1,072,432	49,482,012
Rowan Cos. PLC, Class A*	1,270,240	16,322,584
Royal Gold, Inc.	730,492	62,851,531
RPM International, Inc.	1,492,937	76,647,386
Ryder System, Inc.	592,352	50,083,361
Sabra Health Care REIT, Inc.	1,965,996	43,133,953

Common Stock	Shares	Value

Sabre Corp.	2,331,794	$42,205,472
Sally Beauty Holdings, Inc.*	1,468,764	28,758,399
Sanderson Farms, Inc.	223,758	36,141,392
Science Applications International Corp.	488,635	32,665,249
Scotts Miracle-Gro Co.	457,127	44,496,742
SEI Investments Co.	1,467,155	89,584,484
Senior Housing Properties Trust	2,655,746	51,919,835
Sensient Technologies Corp.	490,423	37,723,338
Service Corp. International	2,093,247	72,217,021
Signature Bank*	614,610	78,694,664
Silgan Holdings, Inc.	826,338	24,319,128
Silicon Laboratories, Inc.*	475,675	38,006,432
Six Flags Entertainment Corp.*	890,866	54,289,374
Skechers U.S.A., Inc., Class A*	1,496,849	37,555,942
SLM Corp.*	4,824,715	55,339,481
SM Energy Co.	1,144,354	20,300,840
Snyder’s-Lance, Inc.	950,715	36,260,270
Sonoco Products Co.	1,111,249	56,062,512
Sotheby’s*	418,087	19,277,991
Southwest Gas Holdings, Inc.	531,979	41,292,210
Southwestern Energy Co.*	5,692,520	34,781,298
Sprouts Farmers Market, Inc.*	1,409,656	26,459,243
Steel Dynamics, Inc.	2,681,785	92,441,129
STERIS PLC	949,554	83,940,574
Sterling Bancorp*	2,514,339	61,978,456
Stifel Financial Corp.	763,706	40,827,723
Superior Energy Services, Inc.*	1,708,666	18,248,553
SVB Financial Group*	589,109	110,216,403
Synaptics, Inc.*	376,799	14,762,985
SYNNEX Corp.	325,963	41,237,579
Synovus Financial Corp.	1,358,395	62,567,674
Take-Two Interactive Software, Inc.*	1,190,986	121,754,499
Tanger Factory Outlet Centers, Inc.	1,061,633	25,925,078
Taubman Centers, Inc.	678,694	33,731,092
TCF Financial Corp.	1,918,795	32,696,267
Tech Data Corp.*	387,915	34,466,248
TEGNA, Inc.	2,405,001	32,058,663
Teledyne Technologies, Inc.*	395,034	62,881,512
Teleflex, Inc.	503,514	121,835,283
Telephone & Data Systems, Inc.	1,025,634	28,604,932
Tempur Sealy International, Inc.*	512,916	33,093,340
Tenet Healthcare Corp.*	901,746	14,815,687
Teradata Corp.*	1,408,682	47,599,364
Teradyne, Inc.	2,211,765	82,476,717
Terex Corp.	949,521	42,747,436
Texas Capital Bancshares, Inc.*	554,529	47,578,588
Texas Roadhouse, Inc.	730,604	35,901,881
Thor Industries, Inc.	546,760	68,842,552
Timken Co.	765,853	37,182,163
Toll Brothers, Inc.	1,700,760	70,530,518
Tootsie Roll Industries, Inc.	214,209	8,139,942
Toro Co.	1,206,515	74,876,321
Transocean Ltd.*	4,373,411	47,057,902
TreeHouse Foods, Inc.*	639,362	43,303,988
TRI Pointe Group, Inc.*	1,691,962	23,365,995
Trimble, Inc.*	2,830,224	111,086,292
Trinity Industries, Inc.	1,691,940	53,972,886
Trustmark Corp.	757,346	25,083,299
Tupperware Brands Corp.	568,829	35,165,009
Tyler Technologies, Inc.*	387,859	67,611,581
UGI Corp.	1,938,325	90,829,909

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2017

Common Stock	Shares	Value

Ultimate Software Group, Inc.*	316,796	$60,064,521
UMB Financial Corp.	492,032	36,651,464
Umpqua Holdings Corp.	2,461,954	48,032,722
United Bankshares, Inc.	1,173,477	43,594,671
United Natural Foods, Inc.*	565,876	23,534,783
United States Steel Corp.	1,952,703	50,106,359
United Therapeutics Corp.*	485,694	56,918,480
Uniti Group, Inc.	1,843,820	27,030,402
Urban Edge Properties	1,183,383	28,543,198
Urban Outfitters, Inc.*	908,667	21,717,141
Valley National Bancorp	2,951,213	35,562,117
Valmont Industries, Inc.	252,567	39,930,843
Valvoline, Inc.	2,265,352	53,122,504
Vectren Corp.	927,707	61,015,290
VeriFone Systems, Inc.*	1,250,329	25,356,672
Versum Materials, Inc.	1,216,343	47,218,435
ViaSat, Inc.*	603,173	38,796,087
Vishay Intertechnology, Inc.	1,499,522	28,191,013
Wabtec Corp.	955,064	72,346,097
Washington Federal, Inc.	992,227	33,388,439
Washington Prime Group, Inc.	2,076,857	17,300,219
Watsco, Inc.	339,659	54,708,875
Webster Financial Corp.	1,029,401	54,095,022
Weingarten Realty Investors	1,335,219	42,379,852
WellCare Health Plans, Inc.*	497,612	85,459,884
Wendy’s Co.	2,041,382	31,702,663
Werner Enterprises, Inc.	500,964	18,310,234
West Pharmaceutical Services, Inc.	827,345	79,640,230
Westar Energy, Inc.	1,588,066	78,768,074
WEX, Inc.*	446,093	50,060,557
WGL Holdings, Inc.	572,629	48,215,361
Williams-Sonoma, Inc.	891,115	44,430,994
Wintrust Financial Corp.	623,957	48,862,073
Woodward, Inc.	616,969	47,882,965
World Fuel Services Corp.	765,730	25,965,904
Worthington Industries, Inc.	500,408	23,018,768
WPX Energy, Inc.*	4,448,017	51,152,195
WR Berkley Corp.	1,071,148	71,488,418
Zebra Technologies Corp., Class A*	593,748	64,469,158

Total Investments (Cost $19,382,232,660)		$18,777,765,558

*	Non-income producing security for the year ended September 30, 2017.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2017

The securities of the Trust’s investment portfolio categorized by industry group, as a percentage of total net assets at value, are as follows:

Industry Classification	Value	Percentage
Real Estate Investment Trusts (REITs)	$1,715,507,116	9.11%
Banks	1,560,548,668	8.29%
Software	1,102,927,868	5.86%
Retail	952,294,270	5.06%
Insurance	817,843,604	4.34%
Commercial Services	743,971,518	3.95%
Electronics	733,513,057	3.90%
Healthcare — Products	628,607,194	3.34%
Oil & Gas	616,441,760	3.27%
Chemicals	575,708,843	3.06%
Machinery — Diversified	546,423,476	2.90%
Computers	546,150,984	2.90%
Food	536,114,557	2.84%
Electric	486,970,889	2.58%
Gas	478,703,424	2.54%
Semiconductors	458,538,047	2.44%
Diversified Financial Services	389,393,986	2.07%
Transportation	349,100,560	1.85%
Miscellaneous Manufacturing	341,516,307	1.81%
Home Builders	327,494,846	1.74%
Healthcare — Services	299,939,473	1.59%
Iron / Steel	283,464,860	1.51%
Telecommunications	278,851,005	1.48%
Media	261,653,741	1.39%
Aerospace / Defense	257,247,540	1.36%
Biotechnology	233,376,065	1.24%
Electrical Components & Equipment	224,174,681	1.19%
Building Materials	208,440,279	1.11%
Pharmaceuticals	202,901,699	1.08%
Engineering & Construction	194,010,247	1.03%
Packaging & Containers	189,368,191	1.01%
Savings & Loans	165,844,697	0.88%
Housewares	154,538,072	0.82%
Hand / Machine Tools	139,273,358	0.74%
Entertainment	137,086,051	0.73%

Industry Classification	Value	Percentage
Oil & Gas Services	$131,084,622	0.70%
Leisure Time	123,572,932	0.66%
Shipbuilding	114,954,757	0.61%
Apparel	114,839,805	0.61%
Machinery — Construction & Mining	111,799,657	0.59%
Distribution / Wholesale	104,561,724	0.55%
Metal Fabricate / Hardware	100,131,774	0.53%
Mining	87,393,012	0.46%
Real Estate	86,531,581	0.46%
Airlines	68,137,478	0.36%
Auto Parts & Equipment	67,048,887	0.35%
Water	65,920,385	0.35%
Environmental Control	63,180,401	0.34%
Cosmetics / Personal Care	57,810,292	0.31%
Office Furnishings	44,445,833	0.24%
Energy — Alternate Sources	41,776,263	0.22%
Coal	39,212,000	0.21%
Home Furnishings	33,093,340	0.18%
Lodging	31,730,114	0.17%
Forest Products & Paper	30,361,979	0.16%
Household Products / Wares	29,494,131	0.16%
Office / Business Equipment	29,240,383	0.16%
Trucking & Leasing	26,634,980	0.14%
Internet	21,292,656	0.11%
Beverages	15,575,639	0.08%

Total Investments	18,777,765,558	99.72%
Other Assets in Excess of Liabilities	52,611,769	0.28%

Net Assets	$18,830,377,327	100%

The accompanying notes are an integral part of these financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by a trust agreement between the Trustee and the Sponsor, dated as of April 1, 1995 and effective as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 25,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Fractional Creation Units may be created or redeemed only in limited circumstances described herein. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National

Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2017, is set forth in the above Schedule of Investments. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, including through the electronic order entry system offered by the Trustee pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. Severe economic or market disruptions or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash

Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m. New York time on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the second (2nd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases to protect the existing Beneficial Owners (as defined below in “Book-Entry-Only System”) from the dilutive costs associated with the maintenance and valuation of the required collateral, as well as the cost of acquiring any missing Index Securities. The delivery of Creation Units created as described above will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or

(f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash directly through DTC. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the relevant Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the relevant Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 20 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee, including through the electronic order entry system offered by the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. Severe economic or market disruption or changes, or telephone, internet or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee (i.e., the Business Day on which the Units are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order).

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the second (2nd) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the relevant Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within two (2) Business Days and the Cash Redemption Payment to the relevant DTC Participant on behalf of the redeeming Beneficial Owner by the second (2nd) Business Day following the relevant Transmittal Date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2017, there were 57 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.02% to 0.25%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under

Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 25,000 Units in one

Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio

*	S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day.

Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/17” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the Trust. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily net asset value and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee reviewed the execution services provided by broker-dealers to the Trust, including services of BTIG, LLC and BNY Mellon Capital Markets, LLC, and determined that they were consistent with the requirements of the Trust Agreement. Aggregate annual brokerage commissions paid by the Trust to affiliated brokers of the Trustee are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust

(including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.10% to 0.14% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust. The compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 0.12% per annum, regardless of the net asset value of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
0 - $500,000,000	0.14% per annum*
$500,000,001 - $1,000,000,000	0.12% per annum*
$1,000,000,001 and above	0.10% per annum*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2017 and as of December 31, 2017, the net asset value of the Trust was $18,830,377,327 and $20,468,245,942, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2017, the aggregate dollar amount of fees paid to the Trustee was $18,394,325.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “MDY.” Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

Real Estate Investment Trusts (“REITs”) Risks.    The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning, and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Index’s REIT securities are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional Units with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Dividend Reinvestment Service, if such service is available through the Beneficial Owner’s broker.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended without the consent of any of the Beneficial Owners of Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “Standard & Poor’s MidCap 400 Index,” “Standard & Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index,” or to use the Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES

NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 25, 2018, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Thomas Farley	President
Scott Hill	Chief Financial Officer
Doug Foley	Senior Vice President
Martin Hunter	Senior Vice President, Tax & Treasury
Douglas Yones	Senior Director
Elizabeth King	General Counsel & Secretary
Martha Redding	Assistant Secretary
Andrew Surdykowski	Assistant Secretary
Sandra Kerr	Senior Tax Director
David Nevin	Senior Treasury Director
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Thomas W. Farley**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Scott Hill***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Elizabeth King******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Assistant Secretary

Sandra Kerr *********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

David Nevin**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Treasury Director

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to his positions with the Sponsor and NYSE Holdings LLC, Mr. Farley is the Chief Executive Officer of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 18 other subsidiaries of ICE.

***	In addition to his position with the Sponsor, Mr. Hill is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 143 other subsidiaries of ICE.
****	In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 34 other subsidiaries of ICE.
*****	In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 71 other subsidiaries of ICE.
******	In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. King is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.
*******	In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.
********	In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 78 other subsidiaries of ICE.
*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.
**********	In addition to his position with the Sponsor, Mr. Nevin is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 19 other subsidiaries of ICE.

Thomas Farley is President of the NYSE Group, which includes the New York Stock Exchange and a diverse range of equity and equity options exchanges, all wholly owned subsidiaries of ICE. Mr. Farley joined the NYSE in November of 2013 when ICE acquired NYSE Holdings. He served as the Chief Operating Officer before becoming President in May of 2014. Prior to that, he served as SVP of Financial Markets at ICE where he oversaw the development of several businesses and initiatives across ICE’s markets. Mr. Farley joined ICE in 2007 where he served as the President and COO of ICE Futures U.S., formerly the New York Board of Trade.

Scott Hill has served as Chief Financial Officer of ICE since May 2007. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls, business development, human resources and investor relations. Hill also oversees ICE’s global clearing operations.

Doug Foley is Senior Vice President of Human Resources & Administration of Intercontinental Exchange, Inc. since July 2008 to Present, and has overall global responsibility for Human Resources and Corporate Real Estate (and Corporate Insurance through November 2013).

Martin Hunter is Senior Vice President, Tax & Treasurer of Intercontinental Exchange, Inc. since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones is currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP and Closed End Fund Issuers. Prior to joining the NYSE, Mr. Yones spent 17 years at The Vanguard Group, most recently as the Head of Domestic Equity Indexing/ETF Product Management. From 2007 through 2015, Mr. Yones worked on the development and launch of numerous ETFs in the U.S., U.K., and Canada. He also spent a number of years in Hong Kong, responsible for the development and launch of the regional ETF business for Vanguard in Asia.

Elizabeth King is General Counsel & Secretary of the New York Stock Exchange. Ms. King was Global Head of Regulatory and Government Affairs, GETCO from July 2010 to June 2013 and KCG from July 2013 to February 2014 following KCG’s merger. Ms. King also served as Associate Director, Division of Trading & Markets, Securities and Exchange Commission from 2000 to June 2010.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Senior Counsel and Assistant Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski was Vice President, Associate General Counsel and Assistant Corporate Secretary of Intercontinental Exchange, Inc. from 2009-2013. He currently is Senior Vice President, Associate General Counsel and Assistant Corporate Secretary of Intercontinental Exchange, Inc. since 2013. His primary responsibilities and activities since 2009 have been general legal matters, corporate law, public filings, mergers & acquisitions, corporate governance and corporate secretary functions.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present. Previously she was Tax Director/Consultant of Steele Consulting LLC providing tax services (via contracting work) to various corporate tax departments from June 2005 to February 2014, primarily for Intercontinental Exchange Holdings, Inc. from 2010 to February 2014 and various other companies from June 2005 to 2010.

David Nevin is Group Finance Director, Europe & Asia, responsible for all financial management, reporting and regulatory capital of ICE’s non U.S. exchanges,

clearing houses and data businesses. Previously, he was Senior Director, Treasury, Assistant Treasurer, responsible for ICE/NYSE corporate treasury, cash and liquidity, debt management, rating agency support, global intercompany liquidity, starting in 2014. Prior to that, he was Director of Treasury, responsible for ICE corporate treasury, cash and liquidity management and debt servicing from 2011 to 2013. Mr. Nevin also served as Accounting Manager responsible for CDS product accounting and finance from 2008 to 2011 at CDS Brokerage and Clearing.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

The Trustee is a banking corporation organized under the laws of New York with trust powers. The Trustee’s office is at 2 Hanson Place, 9th Floor, Brooklyn, NY 11217. The Trustee’s Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Financial Services Department.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument of resignation and filing such instrument with the Sponsor and mailing a notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The successor Trustee shall mail notice of its appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. The Trustee and any successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; and (c) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the income thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction, and the Trustee shall be reimbursed from the Trust for all such taxes and any related expense.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or incurred without reckless disregard of such party’s duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $35,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary to implement a dividend reinvestment plan or service; (e) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; (f) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index; and (g) to make changes to the Transaction Fee and related amounts as long as they do not exceed 0.30% of the NAV of the Trust per year. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1999.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2017 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

SSGA FD, as marketing agent, has reviewed the investment characteristics and limitations of the Trust, based in part on information requested and obtained from the Trustee, and believes that, as of December 30, 2017, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

INFORMATION AND COMPARISONS RELATING TO SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2017. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/29/17(1)(2)

Range		Calendar Quarter Ending 3/31/2017	Calendar Quarter Ending 6/30/2017	Calendar Quarter Ending 9/30/2017	Calendar Quarter Ending 12/29/2017	Calendar Year 2017
> 200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days %	33	28	30	42	133
		53.2%	44.4%	47.6%	66.7%	53.0%
Total Days at Premium	Days %	33	28	30	42	133
		53.2%	44.4%	47.6%	66.7%	53.0%
Closing Price Equal to NAV	Days %	0	0	2	1	3
		0.0%	0.0%	3.2%	1.6%	1.2%
Total Days at Discount	Days %	29	35	31	20	115
		46.8%	55.6%	49.2%	31.7%	45.8%
0 — –25 Basis Points	Days %	29	35	31	20	115
		46.8%	55.6%	49.2%	31.7%	45.8%
–25 — –50 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV 100% of the time throughout 2017.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/17*

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	15.86%	98.13%	150.85%
Return Based on Bid/Ask Price(2)(3)(4)(5)	15.89%	98.09%	152.22%
Index	16.24%	101.20%	158.57%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	15.86%	14.65%	9.63%
Return Based on Bid/Ask Price(2)(3)(4)(5)	15.89%	14.65%	9.69%
Index	16.24%	15.01%	9.97%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and NYSE MKT and now NYSE American LLC) at the close of trading, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and The Bank of New York Mellon.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P MIDCAP 400 ETF TRUST

(“MDY”)

SPONSOR:

PDR SERVICES LLC

This prospectus does not include all of the information with respect to MDY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company Act of 1940 (File No. 811-08972).

To obtain copies from the SEC at prescribed rates —

WRITE: Public Reference Section of the SEC

100 F Street, N.E., Washington, D.C. 20549

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about MDY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 25, 2018